UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 4, 2010

SunTrust Banks, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Georgia	001-08918	58-1575035
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

303 Peachtree Street, N.E., Atlanta, Georgia		30308
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(404) 558-7711

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective March 4, 2010, the Board of Directors of SunTrust Banks, Inc. (the "Company" or "SunTrust") amended Article II Section 2 of the Company’s Bylaws to provide for majority voting for the election of directors in uncontested elections. The Board also made conforming changes to Article I Section 4 and to the Company’s Corporate Governance Guidelines. Amended and restated versions of the Company’s Bylaws and Corporate Governance Guidelines will be posted to the Company’s website, www.suntrust.com, under the tabs "About SunTrust" and "Corporate Governance." The Bylaws, as amended and restated as of March 4, 2010, are also filed as Exhibit 3.2 to this Current Report.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SunTrust Banks, Inc.

March 5, 2010	By:	/s/ David A. Wisniewski

Name: David A. Wisniewski
Title: Group Vice President and Associate General Counsel

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Exhibit Index

Exhibit No.	Description

3.2	Bylaws, as amended and restated as of March 4, 2010.